UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2009
Motorola, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-7221 (Commission File Number)	36-1115800 (I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois (Address of Principal Executive Offices)	60196 (Zipcode)
(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On February 3, 2009, Motorola, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As further described in the press release attached hereto as Exhibit 99.2, on February 3, 2009, the Company announced that Edward J. Fitzpatrick, age 42, was named acting chief financial officer of the Company, effective immediately, replacing Paul J. Liska, former chief financial officer.
Item 8.01. Other Events
As further described in Exhibit 99.1 hereto, on February 3, 2009, the Company also announced its board of directors voted to suspend the declaration of quarterly cash dividends on the Company’s common stock, effective immediately.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following are filed as Exhibits to this Report.

Exhibit No.	Document
99.1	Press Release by Motorola, Inc. dated February 3, 2009 announcing financial results for the quarter and year ended December 31, 2008.

99.2	Press Release by Motorola, Inc. dated February 3, 2009 announcing the appointment of Edward J. Fitzpatrick as acting chief financial officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Date: February 3, 2009	By:	/s/ Edward J. Fitzpatrick
Edward J. Fitzpatrick
Acting Chief Financial Officer Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by Motorola, Inc. dated February 3, 2009 announcing financial results for the quarter and year ended December 31, 2008.

99.2	Press Release by Motorola, Inc. dated February 3, 2009 announcing the appointment of Edward J. Fitzpatrick as acting chief financial officer.